United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

Mannatech, Incorporated

(Exact name of registrant as specified in its charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 S. Royal Lane, Suite 200, Coppell, Texas	75019
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Mannatech, Incorporated (the “Company”) dated April 27, 2005, filed with the Securities and Exchange Commission (“SEC”) on May 3, 2005, to reflect the effective date that PricewaterhouseCoopers LLP (“PwC”) ceased being the Company’s independent registered public accounting firm and to reflect the effective date of Grant Thornton LLP’s (“Grant Thornton”) appointment as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2005.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 27, 2005, the Company informed PwC that at its meeting held on April 27, 2005, the Company’s Audit Committee approved the dismissal of PwC as the Company’s independent registered public accounting firm upon completion of PwC’s procedures relating to the Company’s consolidated financial statements for the quarter ended March 31, 2005 and its Form 10-Q in which such consolidated financial statements will be included. On May 9, 2005, PwC completed its procedures relating to the Company’s consolidated financial statements for the quarter ended March 31, 2005 and its Form 10-Q in which such consolidated financial statements were included and, therefore, PwC ceased being the Company’s independent registered public accounting firm on May 9, 2005.

On April 27, 2005, the Company’s Audit Committee appointed Grant Thornton as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2005, subject to Grant Thornton’s completion of their customary client acceptance procedures. The Company’s engagement of Grant Thornton as the Company’s independent registered public accounting firm became effective as of May 9, 2005.

The reports of PwC on the Company’s consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003 and through May 9, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2004 and 2003, and through May 9, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of PwC’s letter, dated May 13, 2005.

During the years ended December 31, 2004 and 2003, and through May 9, 2005, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 9.01 – Financial Statements and Exhibits

16.1 Letter from PricewaterhouseCoopers LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mannatech, Incorporated

/s/ Stephen D. Fenstermacher
Name: Stephen D. Fenstermacher Title: Senior Vice President and Chief Financial Officer

Date: May 13, 2005

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